united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23328

Flat Rock Opportunity Fund
(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Krisztina Nadasdy, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2024

Flat Rock Opportunity Fund

FLAT ROCK GLOBAL

Where Investors Come First

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2024 (Unaudited)

Fellow FROPX Shareholders:

The Flat Rock Opportunity Fund (the “Fund”) had a solid performance in 2024 with an 14.91% return. Since inception in July of 2018, the Fund’s annualized return of 12.24% trailed the S&P 500, but with less than 1/3 of the volatility. The Fund has significantly outperformed the Bloomberg US Corporate High Yield Bond Index and the Morningstar LSTA US Leveraged Loan Index over that timeframe.

Fund Performance (Net)

Fund Performance	1-Year Return	3-Year Return	5-Year Return	Return Since Inception	Standard Deviation Since Inception
Flat Rock Opportunity Fund	14.91%	10.10%	13.67%	12.24%	6.15%
S&P 500 Index	25.02%	8.94%	14.53%	14.46%	19.96%
Bloomberg US Corporate High Yield Bond Index	8.19%	2.92%	4.21%	5.05%	5.74%
Morningstar LSTA US Leveraged Loan Index	8.93%	7.00%	5.85%	5.53%	3.42%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when repurchased by the Fund, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

The Fund ended the year with a distribution yield of 13.98%, which was covered by the Fund’s net investment income. Returns for the year were primarily composed of monthly distributions. We believe CLO equity securities are still priced at discounted levels and that there exists the potential for price appreciation in our portfolio.

When we model projected returns for our CLOs, we generally budget for 2.0% of the loans to default each year. During 2024, we saw the default rate of the loans in our CLOs increase from 1.0% to 2.3%. The higher default rate was negative for returns. Of course, the loan market default rate isn’t constant, and some years we would expect to be below 2.0% and some years above. In 2025, lower interest rates and a favorable economic backdrop have the potential to reverse this trend.

CLOs generally begin their lives with a two-year non-call period, during which the spreads on the CLO’s debt cannot be changed. After the non-call period, the CLO equity investors can refinance the CLO’s debt at lower rates and/or extend the life of the CLO. During 2022-2023, CLO financing costs were elevated and we were not able to refinance/extend any of our investments. During 2024, CLO financing costs declined and we were able to complete refinancings/extensions on 21% of our portfolio. These transactions

Annual Report | December 31, 2024	1

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2024 (Unaudited)

resulted in increased cash flows to CLO equity and increases in the fair market value of our investments, and played a valuable role in counteracting the effect of higher loan defaults. As we head into 2025, CLO financing costs have continued to decline and 42% of our portfolio is expected to be in-the-money for a refinancing by 3/31/2026, according to our calculations. That means that as non-call periods roll off, we would expect to refinance/extend the CLO, if CLO financing costs do not increase.

During the year, we saw compelling investment opportunities in middle market CLOs and our allocation to these investments increased from 60% to 68%. We believe our focus on middle market CLOs differentiates us from our peers, and that these investments often offer more favorable risk-adjusted returns than CLOs backed by broadly syndicated loans.

The Fund has grown to over $465 million of assets at fair value on December 31, 2024. We believe Fund growth has primarily been driven by investors seeking exposure to first lien, secured loans via CLO technology and the favorable risk-adjusted returns that the Fund achieved. Flat Rock Opportunity Fund offers investors a published daily net asset value, Securities and Exchange Commission regulation and reporting, minimum 5% quarterly liquidity, and the ability to invest directly into a diversified fund using a ticker, FROPX.

As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

Glossary: Standard Deviation is measure that provides the dispersion around a mean. The S&P 500 Index or the Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-opportunity-fund/. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there

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Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2024 (Unaudited)

is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholder may lose part or all of their investment. We intend to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans. Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. Ultimus Fund Distributors, LLC serves as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts’ basis, subject to various conditions. You can contact Ultimus Fund Distributors at (833) 415-1088.

Annual Report | December 31, 2024	3

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2024 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of December 31, 2024

	1 Year	3 Year	5 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)(6)	14.91%	10.10%	13.67%	12.24%
S&P 500 Index(3)	25.02%	8.94%	14.53%	14.46%
Bloomberg US Corporate High Yield Bond Index(4)	8.19%	2.92%	4.21%	5.05%
Morningstar LSTA US Leveraged Loan Index(5)	8.93%	7.00%	5.85%	5.53%

(1)    The Fund commenced operations on July 2, 2018.

(2)    Performance returns are net of management fees and other Fund expenses.

(3)    The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.

(4)        The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.

(5)    The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the US leveraged loan market.

(6)    The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased by the Fund, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest

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Flat Rock Opportunity Fund	Portfolio Update
December 31, 2024 (Unaudited)

level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of December 31, 2024*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2024

% of Net Assets
Jefferies Credit Partners DL CLO 2024-II Ltd., Series 2A	8.00%
Woodmont Trust, Series 2022-9A	6.09%
Guggenheim MM CLO LLC, Series 2023-6A	5.02%
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2024-1A	4.94%
Audax Senior Debt CLO 9 LLC, Series 2024-9A	4.43%
Ivy Hill Middle Market Credit Fund XX Ltd., Series 20A	3.94%
Barings Middle Market CLO Ltd., Series 2023-1A	3.90%
Churchill Middle Market CLO III Ltd., Series 2021-1A	3.90%
Great Lakes CLO Ltd., Series 2014-1A	3.86%
TCW, Series 2024-2A	3.67%

*      Holdings are subject to change and exclude cash equivalents.

Annual Report | December 31, 2024	5

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2024 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2018 (commencement of operations) and tracking its progress through December 31, 2024.

$25,000
$20,000
$15,000
$10,000
$5,000
7/2/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
6/30/24
12/31/24
Flat Rock Opportunity Fund – $21,176
S&P 500 Total Return Index – $24,056
Bloomberg US Corporate High Yield Bond Index – $13,770
Morningstar LSTA US Leveraged Loan Index – $14,189

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of its shares by the Fund.

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Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2024
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c) - 102.58%
Allegro CLO XIV Ltd., Series 2021-2A, Subordinated Notes, 13.17%, 10/15/2034	$11,800,000	$6,542,582
ALM 2020 Ltd., Series 2020-1A, Subordinated Notes, 0.00%, 10/15/2029	8,000,000	148,000
Audax Interests, Series 2023-8a, 14.07%, 10/20/2035	15,000,000	11,803,946
Audax Senior Debt CLO 9 LLC, Series 2024-9A, Subordinated Notes, 16.57%, 4/20/2036	19,000,000	17,089,097
Bain Capital Credit CLO Ltd., Series 2021-3A, Subordinated Notes, 12.86%, 7/24/2034	12,800,000	7,305,522
Barings Middle Market CLO Ltd., Series 2021-1, Subordinated Notes, 18.34%, 7/20/2033	3,240,000	2,824,544
Barings Middle Market CLO Ltd., Series 2023-1A, Subordinated Notes, 14.40%, 1/20/2036	17,000,000	15,061,545
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Subordinated Notes, 13.64%, 1/15/2035	9,246,257	6,738,226
BlackRock Baker CLO Ltd., Series 2021-8A, Class VDN, 8.68%, 1/15/2034	7,347,140	3,994,941
BlackRock Elbert CLO V, LLC, Series 5I, Subordinated Notes, 5.95%, 6/15/2034	6,500,000	4,386,612
BlackRock Maroon Bells CLO XI, LLC, Series 1A, Subordinated Notes, 5.92%, 10/15/2034	11,643,312	7,630,360
Blackrock Mt. Hood CLO X, LLC, Series 1A, Class VDN, 13.61%, 4/20/2035	20,600,000	9,699,263
Brightwood Capital MM CLO Ltd., Series 2023-1, Class E, 13.78%, 10/15/2035	14,945,879	11,284,549
Churchill Middle Market CLO III Ltd., Series 2021-1A, Subordinated Notes, 12.42%, 10/24/2033	21,500,000	15,031,829
Churchill Middle Market CLO IV Ltd., Series 1I, Subordinated Notes, 16.32%, 4/23/2036	7,000,000	4,869,276
Great Lakes CLO Ltd., Series 2014-1A, Subordinated Notes, 4.59%, 10/15/2029	26,740,000	14,883,296
Guggenheim MM CLO LLC, Series 2023-6A, Subordinated Notes, 12.26%, 1/25/2036	20,000,000	19,377,938
Ivy Hill Middle Market Credit Fund XX Ltd., Series 20A, Subordinated Notes, 14.31%, 4/20/2035	18,000,000	15,217,262
See Notes to Financial Statements.
Annual Report | December 31, 2024	7

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2024
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c) - 102.58%
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2024-1A, Subordinated Notes, 17.79%, 7/25/2036	$20,403,000	$19,063,063
Jefferies Credit Partners DL CLO 2024-II Ltd, Series 2A, Subordinated Notes, 0.00%, 1/20/2037(f)	35,272,444	30,879,861
Lake Shore MM CLO II Ltd., Series 2X, Subordinated Notes, 34.15%, 10/17/2031	1,700,000	472,472
Lake Shore MM CLO II Ltd., Series 2A, Subordinated Notes, 34.15%, 10/17/2031	17,300,000	4,808,102
Lake Shore MM CLO V LLC, Series 1A, Subordinated Notes, 15.97%, 10/15/2034	22,400,000	14,130,275
LCM Ltd., Series 34A, Income Notes, 6.00%, 10/20/2034	8,696,000	2,996,153
Maranon Loan Funding Ltd., Series 3A, Subordinated Notes, 33.04%, 1/15/2034	10,000,000	6,736,297
New Mountain CLO Ltd., Series 2A, Subordinated Notes, 15.73%, 4/15/2034	8,250,000	5,449,904
New Mountain CLO Ltd., Series 1A, Subordinated Notes, 16.24%, 10/15/2034	10,520,364	8,088,179
New Mountain CLO Ltd., Series 3A, Subordinated Notes, 15.53%, 10/20/2034	10,000,000	6,911,899
New Mountain CLO Ltd., Series 4A, Subordinated Notes, 11.05%, 4/20/2036	16,500,000	12,728,036
Oaktree CLO Ltd., Series 2019-2A, Subordinated Notes, 27.86%, 4/15/2031	10,880,000	4,810,960
Oaktree CLO Ltd., Series 2019-4A, Subordinated Notes, 22.04%, 10/20/2032	9,000,000	6,223,035
Oaktree CLO Ltd., Series 2022-1A, Subordinated Notes, 11.97%, 5/15/2033	9,000,000	5,231,562
Oaktree CLO Ltd., Series 2019-3A, Subordinated Notes, 18.44%, 10/20/2034	8,981,520	5,838,587
OCP CLO Ltd., Series 2020-20, Subordinated Notes, 15.17%, 4/18/2037	6,000,000	4,278,254
Octagon 70 Alto Ltd., Series 1A, Subordinated Notes, 14.97%, 10/20/2036	6,000,000	3,854,095
See Notes to Financial Statements.
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Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2024
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c) - 102.58%
Symphony CLO Ltd., Series 30A, Subordinated Notes, 11.42%, 4/20/2037	$9,227,500	$5,736,459
Symphony CLO XXIV Ltd., Series 24X, Subordinated Notes, 24.96%, 1/23/2032	5,000,000	2,488,745
TCP Whitney CLO Ltd., Series 1I, Subordinated Notes, 8.92%, 8/20/2033	11,500,000	5,462,449
TCP Whitney CLO Ltd., Series 1A, Class Subordinated Notes, 5.33%, 8/20/2033	3,575,763	2,179,447
TCW CLO Ltd., Series 2021-2A, Subordinated Notes, 11.16%, 7/25/2034	8,125,000	4,027,126
TCW CLO Ltd., Series 2021-2A, Income Notes, 11.22%, 7/25/2034	7,000,000	3,469,186
TCW CLO Ltd., Series 2024-2A, Subordinated Notes, 15.60%, 7/17/2037	18,000,000	14,164,425
Voya CLO Ltd., Series 2021-1A, Income Notes, 9.19%, 7/15/2034	6,960,000	3,824,472
Voya CLO Ltd., Series 2022-1A, Subordinated Notes, 15.42%, 4/20/2035	8,000,000	5,651,025
Voya CLO Ltd., Series 2024-2A, Subordinated Notes, 13.10%, 7/20/2037	10,500,000	8,972,505
Woodmont Trust, Series 2022-9A, Subordinated Notes, 20.57%, 10/25/2036	24,084,000	23,488,457
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $413,098,294)		395,853,818

COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(c)(d) - 3.96%
Brightwood Capital MM CLO Ltd., Series 2020-1, Class ER, 13.38%, 1/15/2031 (3M US SOFR + 872 bps)	6,500,000	6,458,260
Brightwood Capital MM CLO Ltd., Series 2023-1A, 15.69%, 10/15/2035 (3M US SOFR + 1036 bps)	5,804,225	5,910,738
NewStar Fairfield Fund CLO Ltd., Series 2015-2A, Class DN, 12.26%, 4/20/2030 (3M US SOFR + 764 bps)	3,000,000	2,895,847
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $14,651,772)		15,264,845
See Notes to Financial Statements.
Annual Report | December 31, 2024	9

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2024
	Shares	Fair Value
PRIVATE INVESTMENT FUND - 3.55%

New Mountain Guardian IV Feeder III, Ltd.(g)	13,921,220	$13,712,401
TOTAL PRIVATE INVESTMENT FUND (Cost $13,712,503)		13,712,401

SHORT-TERM INVESTMENT - 5.98%

MONEY MARKET FUND - 5.98%
First American Government Obligations Fund, Class X, 4.38%(e)	23,092,314	23,092,314
TOTAL SHORT-TERM INVESTMENT (Cost $23,092,314)		23,092,314
TOTAL INVESTMENTS - 116.07% (Cost $464,554,883)		447,923,378
Liabilities in Excess of Other Assets - (16.07)%		(62,023,512)
NET ASSETS - 100.00%		$385,899,866

(a)   The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)    Collateralized loan obligation (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or in connection with a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $395,853,818, which represents 102.58% of net assets as of December 31, 2024.

(c)    Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. These securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $411,118,663, which represents 106.54% of net assets as of December 31, 2024.

(d)   Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(e)    Rate disclosed is the seven day effective yield as of December 31, 2024.

(f)    Purchase of this security was settled after December 31, 2024.

(g)   Private investment fund does not issue shares.

SOFR - Secured Overnight Financing Rate

3M US SOFR - 3 Month US SOFR as of December 31, 2024 was 4.69%

See Notes to Financial Statements.
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Flat Rock Opportunity Fund	Statement of Assets and Liabilities
December 31, 2024
Assets
Investments at fair value (cost $464,554,883)	$ 447,923,378
Interest receivable	14,873,148
Fee Rebate	1,621,972
Receivable for fund shares sold	495,059
Dividends receivable	85,554
Prepaid expenses and other assets	420,117
Total assets	465,419,228
Liabilities
Mandatorily redeemable preferred stock (net of deferred financing costs of $551,577(a) (see Note 10))	$ 44,448,423
Payable for securities purchased	31,095,294
Incentive fee payable	2,162,437
Payable for excise tax	690,915
Management fee payable	504,698
Payable to transfer agent	166,756
Dividends payable on redeemable preferred stock (see Note 10)	126,083
Payable for audit and tax service fees	116,750
Payable for loan commitment fees	63,820
Payable for fund accounting and administration fees	38,278
Payable for custodian fees	10,558
Other accrued expenses	95,350
Total liabilities	79,519,362
Net Assets	$ 385,899,866
Commitments and Contingencies (see Note 12)
Net Assets Consist Of:
Paid-in capital	$ 402,424,078
Accumulated deficit	(16,524,212)
Net Assets	$ 385,899,866
Pricing of Shares
Net Assets	385,899,866
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	20,472,130
Net asset value and offering price per share	$ 18.85

(a)    $10,000 liquidation value per share. 4,500 shares authorized, issued and outstanding.

See accompanying notes which are an integral part of these financial statements.
Annual Report | December 31, 2024	11

Flat Rock Opportunity Fund	Statement of Operations
For the year ended December 31, 2024
Investment Income
Interest income	$ 63,304,563
Dividend income	1,205,631
Total Investment Income	64,510,194
Expenses
Incentive fees	7,774,834
Management fees	5,436,795
Dividends on redeemable preferred stock	2,670,000
Interest on credit facility	2,118,906
Transfer agent fees and expenses	668,705
Accounting and administration fees	397,219
Loan issuance costs	368,299
Excise tax expenses	954,396
Audit and tax service fees	131,367
Amortization of deferred financing costs	120,432
Printing expenses	115,175
Legal fees	71,096
Custodian expenses	44,709
Compliance expenses	30,000
Trustee expenses	30,000
Insurance expenses	28,906
Registration expenses	23,665
Miscellaneous expenses	192,930
Total expenses	21,177,434
Fees waived by Adviser	(20,987)
Net expenses	21,156,447
Net Investment Income	43,353,747
Realized and Change in Unrealized Gain/(Loss) from Investments
Net realized loss on sale of investments	(6,732,505)
Net change in unrealized appreciation/(depreciation) from investments	4,519,161
Net realized and change in unrealized loss from investments	(2,213,344)
Net Increase in Net Assets Resulting from Operations	$ 41,140,403
See accompanying notes which are an integral part of these financial statements.
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Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For The Year Ended December 31, 2024	For The Year Ended December 31, 2023
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment income	$ 43,353,747	$ 33,666,691
Net realized loss on sale of investments	(6,732,505)	(1,626,196)
Net change in unrealized appreciation/(depreciation) from investments	4,519,161	5,621,457
Net increase in net assets resulting from operations	41,140,403	37,661,952
Distributions To Shareholders
Distributions paid from earnings	(48,982,481)	(31,335,392)
Decrease in net assets from distributions to shareholders	(48,982,481)	(31,335,392)
Capital Share Transactions
Proceeds from shares sold	183,799,252	62,351,575
Reinvestment of distributions	14,878,088	9,780,564
Cost of shares repurchased	(31,780,805)	(43,791,568)
Net increase in net assets resulting from capital share transactions	166,896,535	28,340,571
Net increase in net assets	159,054,457	34,667,131
Net Assets
Beginning of year	226,845,409	192,178,278
End of year	$ 385,899,866	$ 226,845,409
Share Transactions
Shares sold	9,529,247	3,334,784
Shares issued in reinvestment of distributions	777,781	526,925
Shares repurchased	(1,642,435)	(2,320,653)
Net increase in share transactions	8,664,593	1,541,056
See accompanying notes which are an integral part of these financial statements.
Annual Report | December 31, 2024	13

Flat Rock Opportunity Fund	Statement of Cash Flows
For the year ended December 31, 2024
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$41,140,403
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(202,484,678)
Proceeds from sales of investment securities	85,090,059
Net purchases of short-term investments securities	(9,593,307)
Amortization of premium and accretion of discount on investments, net	19,756,101
Net realized (gain)/loss on:
Investments	6,732,505
Net change in unrealized (appreciation)/depreciation on:
Investments	(4,519,161)
(Increase)/Decrease in assets:
Interest receivable	(5,467,856)
Dividends receivable	(85,554)
Fee Rebate	(484,467)
Prepaid loan commitment fees	205,569
Prepaid expenses and other assets	(179,823)
Increase/(Decrease) in liabilities:
Accrued interest expense	(603,891)
Payable for loan commitment fees	63,820
Payable for excise tax	690,915
Management fee payable	115,930
Payable to counterparty	(168,318)
Payable for fund accounting and administration fees	(4,708)
Payable to transfer agent	116,922
Incentive fee payable	573,312
Payable to trustees	(10,000)
Payable for custodian fees	6,472
Other accrued expenses	55,016
Net cash used in operating activities	(69,054,739)
See Notes to Financial Statements.
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Flat Rock Opportunity Fund	Statement of Cash Flows
For the year ended December 31, 2024
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$183,828,898
Cost of shares repurchased	(31,780,805)
Distributions paid (net of reinvestments)	(34,104,393)
Borrowings on credit facility	17,750,000
Payments on credit facility	(66,750,000)
Dividends payable on redeemable preferred stock	607
Mandatorily redeemable preferred stock	110,432
Net cash provided by financing activities	69,054,739
Net increase/(decrease) in cash	—
Cash, beginning of year	$—
Cash, end of year	$—
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$14,878,088
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on credit facility:	$2,722,797
Cash paid for dividends on mandatory redeemable preferred stock:	$2,669,393
See Notes to Financial Statements.
Annual Report | December 31, 2024	15

Flat Rock Opportunity Fund	Financial Highlights

	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Per Share Operating Performance
Net asset value, beginning of year	$19.21	$18.72	$22.21	$19.70	$19.48
Income/(loss) from investment operations:
Net investment income(a)	2.68	2.94	3.05	3.03	2.16
Net realized and unrealized gains/(losses) from investments	(0.03)	0.29	(3.54)	1.61	0.24
Total income/(loss) from investment operations	2.65	3.23	(0.49)	4.64	2.40
Less distributions:
Net investment income	(3.01)	(2.74)	(2.92)	(2.12)	(2.18)
Net realized gains	—	—	(0.08)	(0.01)	—
Total distributions	(3.01)	(2.74)	(3.00)	(2.13)	(2.18)
Net increase/(decrease) in net asset value	(0.36)	0.49	(3.49)	2.51	0.22
Net asset value, end of year	$18.85	$19.21	$18.72	$22.21	$19.70
Total return(b)	14.73%	18.84%	(2.49)%	24.30%	14.50%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$385,900	$226,845	$192,178	$165,714	$79,175
Ratios To Average Net Assets (including interest on credit facility and dividends on redeemable preferred stock)(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	6.78%(f)	8.47%	8.73%	7.62%	5.23%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.79%	8.47%	8.73%	7.62%	5.37%
Ratio of net investment income to average net assets including fee waivers and reimbursements	13.91%	15.74%	14.94%	13.92%	12.37%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	13.90%	15.74%	14.94%	13.92%	12.23%
See accompanying notes which are an integral part of these financial statements.
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Flat Rock Opportunity Fund	Financial Highlights

	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Ratios To Average Net Assets (excluding interest on credit facility and distributions on redeemable preferred stock)(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	5.20%(f)	5.63%	5.78%	5.61%	4.53%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.21%	5.63%	5.78%	5.61%	4.67%
Ratio of net investment income to average net assets including fee waivers and reimbursements	15.49%	18.58%	17.89%	15.92%	13.07%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	15.48%	18.58%	17.89%	15.92%	12.93%
Portfolio turnover rate	23%	23%	19%	99%	43%
Credit Facility:
Aggregate principal amount, end of year (000s):	$—	$49,000	$49,000	$37,000	$21,890
Assets Coverage, end of year per $1,000:(d)	—	5,642	4,932	5,505	4,627
Redeemable Preferred Stock:
Liquidation value, end of year (000s):	$45,000	$45,000	$45,000	$25,000	$—
Asset coverage, end of year per share:(e)	43,103	27,197	23,730	19,078	—

*      Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)    Based on average shares outstanding during the year.

(b)    Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)    Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as dividends on mandatorily redeemable preferred stock (see Note 10).

(d)    Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.

(e)    Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock.

(f)    The ratio of expenses to average net assets including fee waivers includes $20,987 in voluntary advisory fee waivers representing (0.01)%. This voluntary waiver is not subject to recoupment.

See accompanying notes which are an integral part of these financial statements.
Annual Report | December 31, 2024	17

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024
1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on February 12, 2018 and operates pursuant to a Second Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

Regulatory Update — The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown in the Statements of Operations and the Financial Highlights is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the Trustees who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for each Fund’s investments.

The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund primarily invests in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2)recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates — all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Adviser is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Adviser will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Annual Report | December 31, 2024	19

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

The Fund may also invest directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s Statement of Operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the assets will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended December 31, 2021 to December 31, 2023, or expected to be taken in the Fund’s December 31, 2024 year-end tax returns. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended December 31, 2024, the Fund paid $954,396 in excise tax.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLO funds is recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

Annual Report | December 31, 2024	21

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of December 31, 2024:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Equity	$—	$—	$395,853,818	$395,853,818
Collateralized Loan Obligations Debt	—	—	15,264,845	15,264,845
Private Investment Funds*	—	—	—	13,712,401
Short-Term Investments	23,092,314	—	—	23,092,314
Total	$23,092,314	$—	$411,118,663	$447,923,378

*     The Fund held private fund investments with a fair value of $13,712,401 that in accordance with GAAP, are valued at net asset value as a “practical expedient” and are excluded from the fair value hierarchy as of December 31, 2024.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2024:

	Balance as of December 31, 2023	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales/ Paydown	Transfer in Level 3	Transfer out Level 3	Balance as of December 31, 2024
Collateralized Loan Obligations Equity	$270,508,689	$(8,157,533)	$(21,193,896)	$4,495,271	$202,353,022	$(52,151,735)	$—	$—	$395,853,818
Collateralized Loan Obligations Debt	45,251,907	1,553,028	1,437,795	(39,561)	—	(32,938,324)	—	—	15,264,845
Total	$315,760,596	$(6,604,505)	$(19,756,101)	$4,455,710	$202,353,022	$(85,090,059)	$—	$—	$411,118,663

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024
Net Change in Unrealized Appreciation/ (Depreciation) included in Statements of Operations attributable to Level 3 investments held at December 31, 2024
Collateralized Loan Obligations Equity	$(2,594,816)
Collateralized Loan Obligations Debt	142,004
Total	$(2,452,812)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2024:

Assets	Fair Value at December 31, 2024	Valuation Techniques/ Methodlogies	Unobservable Input	Range/Weighted Average(2)	Valuation from an Increase in Input(3)
Collateralized Loan Obligations Equity	$345,079,115	Market Quotes	NBIB(1)	29.62 – 106.25/ 77.17	Increase
	30,879,861	Recent Transaction	Acquisition Cost	87.55 – 87.55/ 87.55	Increase
	19,746,842	Yield Analysis	Internal Rate of Return	17.00% – 21.70%/ 19.62%	Decrease
	148,000	Liquidation Net Asset Value	Broker Quotes	1.85 – 1.85/1.85	Increase
Collateralized Loan Obligations Debt	15,264,845	Market Quotes	NBIB(1)	96.53 – 101.84/ 99.78	Increase

(1)    The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Adviser pursuant to procedures approved by the Board of Trustees of the Fund, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

(2)    Weighted averages are calculated based on fair value of investments.

(3)    The impact on fair value measurement of an increase in each unobservable input is in isolation.

Annual Report | December 31, 2024	23

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024
4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

In addition to the management fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•     No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%);

•     100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.352%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.352%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.352% in any calendar quarter; and

•     15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.352% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

For the year ended December 31, 2024, the Adviser earned $5,436,795 in management fees and $7,774,834 in incentive fees, and voluntarily waived $20,987 in fees. The fees waived by the Adviser are not subject to recoupment.

Effective July 22, 2024, Ultimus Fund Distributors, LLC (the “Distributor”) replaced ALPS Distributors, Inc., as the Fund’s distributor, and Ultimus Fund Solutions, LLC replaced ALPS Fund Services, Inc., as the Fund’s administrator and fund accountant and replaced DST Systems, Inc. as the Fund’s transfer agent.

U.S. Bank N.A. serves as the Fund’s custodian.

U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September, and December. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the year ended December 31, 2024, the Fund completed four repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the repurchase pricing dates. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	February 1, 2024	May 2, 2024
Repurchase Request Deadline	March 5, 2024	June 5, 2024
Repurchase Pricing Date	March 5, 2024	June 5, 2024
Amount Repurchased	$6,115,345	$4,961,593
Shares Repurchased	316,202	250,586

Annual Report | December 31, 2024	25

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024
	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	August 1, 2024	November 4, 2024
Repurchase Request Deadline	September 4, 2024	December 4, 2024
Repurchase Pricing Date	September 4, 2024	December 4, 2024
Amount Repurchased	$10,591,355	$10,112,512
Shares Repurchased	552,496	523,151
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the year ended December 31, 2024, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$216,689,127	$85,090,059
7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the periods ended December 31, 2024 and 2023, were as follows:

	2024	2023
Distributions paid from:
Ordinary Income	$48,982,481	$31,335,392
Long-Term Capital Gain	—	—
Total	$48,982,481	$31,335,392

Components of Distributable Earnings on a Tax Basis

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses resulted in reclassifications for the year ended December 31, 2024, as follows:

Paid-in Capital	Accumulated Deficit
$(690,986)	$690,986

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

As of December 31, 2024, the components of accumulated earnings/(deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	$44,479,737
Undistributed Long-Term Capital Gains	—
Capital Loss Carry Forwards	(16,330,627)
Unrealized Appreciation (Depreciation)	(44,673,322)
Total	$(16,524,212)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2024, with differences primarily attributable to passive foreign investment companies and adjustments for partnerships, was as follows:

Gross Unrealized Appreciation	$11,786,699
Gross Unrealized Depreciation	(56,460,021)
Net Unrealized Depreciation on Investments	$(44,673,322)
Tax Cost	$492,596,700

Capital losses

As of December 31, 2024, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the fund of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely. At December 31, 2024, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total	Capital Loss Carry Forwards Utilized
$742,608	$15,588,019	$16,330,627	$—
8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following is not intended to be a comprehensive description of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

Annual Report | December 31, 2024	27

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The Fund expects that it will primarily invest in the equity, and to a lesser extent, the junior debt tranches of CLOs. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility, and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel-Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Condition of the borrowers of the loans underlying the CLOs in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Annual Report | December 31, 2024	29

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Adviser determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.
9. BORROWINGS

The Fund entered into a Credit Agreement with certain funds and accounts managed by Eagle Point Credit Management, LLC, pursuant to which the Lenders agreed to provide the Fund with a term loan of $49,000,000 and a revolver of $6,125,000.

The maximum amount outstanding during the year was $55,125,000. The Fund is charged an interest rate of 6.90% on the initial $28,125,000 tranche and 6.00% on the second $27,000,000 tranche, provided that the Fund maintains an investment grade credit rating from a nationally recognized statistical ratings organization, which was the case for each day for the year ended December 31, 2024. The Credit Facility matured on September 18, 2024 and was not renewed. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.75%. The average balance outstanding and weighted average interest rate for the year ended December 31, 2024 was $33,083,333 and 6.53%, respectively.
10. MANDATORILY REDEEMABLE PREFERRED STOCK

At December 31, 2024, the Fund issued and had outstanding 2,500 shares of Series A Term Preferred Shares, and 2,000 shares of Series B Term Preferred Shares. Both the Series A and Series B Term Preferred shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,000 and 500 shares of Series A Term Preferred Shares on October 27, 2021 and December 3, 2021, respectively. The Fund issued 2,000 shares of Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 6.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 5.85% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 27, 2021, for the initial 2,000 shares issued, and December 3, 2021 for the add-on 500 shares issued. The Series B Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on January 28, 2022. Debt issuance costs related to Series A Preferred Shares of $380,131 are deferred and amortized over

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024

the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $510,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.
Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value of Preferred Shares	Fair Value as of December 31, 2024
Series A	December 15, 2029	6.00%	2,500	$25,000,000	$310,703	$24,689,297	$23,341,904
Series B	March 15, 2029	5.85%	2,000	20,000,000	240,874	19,759,126	18,745,380
				$45,000,000	$551,577	$44,448,423	$42,087,284

This fair value is based on Level 3 inputs under the fair value hierarchy. The following table summarizes the valuation techniques and significant unobservable inputs that are used to estimate the fair value for the Series A Term Preferred Shares and Series B Term Preferred Shares. The Series A Term Preferred Shares and Series B Term Preferred Shares are presented on the Statement of Assets and Liabilities at the aggregate liquidation preference, net of deferred financing costs.
Assets	Fair Value as of 12/31/24	Valuation Techniques	Unobservable Inputs	Range/Weighted Average(1)	Impact to Valuation from an increase in Input(2)
Series A Term Preferred Shares	$23,341,904	Income Approach (Discounted Cash Flow Model)	Discount Rates	7.13% – 8.75%/7.91%	Decrease
Series B Term Preferred Shares	18,745,380	Income Approach (Discounted Cash Flow Model)	Discount Rates	7.13% – 8.75%/7.91%	Decrease

(1)    Weighted averages are calculated based on fair value of investments.

(2)    The impact on fair value measurement of an increase in each unobservable input is in isolation.
11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of July 2, 2018, and was first applied to the reinvestment of cash distributions paid on or after October 26, 2018.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

Annual Report | December 31, 2024	31

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2024
12. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. PRIVATE INVESTMENT FUND

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of December 31, 2024:

	Redemption Frequency/ Expiration Date	Unfunded Commitments as of December 31, 2024
New Mountain Guardian IV Feeder III, Ltd.(1)	N/A	$6,078,780
Total		$6,078,780

(1)    The investment strategy is to invest in the debt of “defensive growth” companies in non-cyclical industry niches where New Mountain Finance Advisers, L.L.C believes it has developed strong proprietary research and operational advantages.

14. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to December 31, 2024, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 8, 2025	January 7, 2025	January 10, 2025	$0.220
February 10, 2025	February 7, 2025	February 11, 2025	0.220

32	www.flatrockglobal.com

Flat Rock Opportunity Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Flat Rock Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Flat Rock Opportunity Fund (the “Fund”) as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, administrative agents, and underlying fund managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Flat Rock Global, LLC since 2018.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 28, 2025

Annual Report | December 31, 2024	33

Flat Rock Opportunity Fund	Additional Information
December 31, 2024 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE	(Rev. Feb. 2022)
FACTS	WHAT DOES FLAT ROCK OPPORTUNITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Opportunity Fund chooses to share; and whether you can limit this sharing.

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Flat Rock Opportunity Fund	Additional Information
December 31, 2024 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Opportunity Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

Annual Report | December 31, 2024	35

Flat Rock Opportunity Fund	Additional Information
December 31, 2024 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Opportunity Fund
WHAT WE DO
How does Flat Rock Opportunity Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Opportunity Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

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Flat Rock Opportunity Fund	Additional Information
December 31, 2024 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Opportunity Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Opportunity Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Opportunity Fund doesn’t jointly market.

Annual Report | December 31, 2024	37

Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2024

Trustees

The Fund’s statement of additional information includes additional information about the Fund’s Trustees and officers and is available without charge, upon request, by calling (307) 500-5200 or by visiting www.flatrockglobal.com. The business address for each Trustee and officer of the Fund is c/o Flat Rock Opportunity Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted.

Interested Trustee

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee in the Past 5 Years
Robert K. Grunewald (1962)*	Interested Trustee and Chief Executive Officer, Since February 2018	President and Chief Executive Officer of Flat Rock Enhanced Income Fund (since 2022); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).	3	Flat Rock Core Income Fund; Flat Rock Enhanced Income Fund; Flat Rock Capital Corp.

*      Mr. Grunewald is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Flat Rock Global.

(1)    Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)    The term “Fund Complex” includes the Fund, Flat Rock Enhanced Income Fund and Flat Rock Core Income Fund.

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Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2024

Independent Trustees

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee in the Past 5 Years
Marshall H. Durston (1959)	Independent Trustee, Since August 2020	Retired (since 2023); Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (2010 to 2023).	3	Flat Rock Core Income Fund; Flat Rock Enhanced Income Fund; Flat Rock Capital Corp.
R. Scott Coolidge (1955)	Independent Trustee, Since May 2018	Partner at Human Capital Advisors (since 2015); Senior Vice President and Vice President, Freddie Mac (2003 to 2015).	3	Flat Rock Core Income Fund; Flat Rock Enhanced Income Fund; Flat Rock Capital Corp.

(1)    Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)    The term “Fund Complex” includes the Fund, Flat Rock Enhanced Income Fund and Flat Rock Core Income Fund.

Annual Report | December 31, 2023	39

Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2024

Officers Who are Not Trustees

Information regarding our officers who are not trustees is as follows. The address for each officer is c/o Flat Rock Opportunity Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted.

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Ryan Ripp (1987)	Chief Financial Officer, Treasurer and Secretary, Since 2021

Chief Financial Officer of Flat Rock Global and Flat Rock Core Income Fund (since 2021); Chief Financial Officer of Flat Rock Enhanced Income Fund (since 2022); Chief Compliance Officer of Flat Rock Global, LLC, Flat Rock Opportunity Fund and Flat Rock Core Income Fund (2021 to 2022); Consultant, Boston Consulting Group (2020 to 2021); Associate, McKinsey & Company (2017 to 2020); Senior Associate, Equity Research, Citi (2014 to 2016)

Shiloh Bates (1974)	Chief Investment Officer, Since May 2018

Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

Andy Chica (1975) P.O. Box 847 Morrisville, NC 27560	Chief Compliance Officer, Since 2022

Chief Compliance Officer of Flat Rock Enhanced Income Fund, Flat Rock Core Income Fund and Flat Rock Global, LLC (since 2022); Principal, NexTier Solutions (since 2022); Chief Compliance Officer and Compliance Director, Cipperman Compliance Services, LLC (2019 to 2022); Chief Compliance Officer, Hatteras Funds (2007 to 2019).

(1)    Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

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Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Opportunity Fund.

(b)       Not applicable to Registrant.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics and no implicit or explicit waivers to the provisions of the code of ethics were granted. The Registrant’s code of ethics, as adopted on May 23, 2023, is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Marshall H. Durston as the Fund’s “audit committee financial expert,” as defined in the instructions to Item 3(a) of Form N-CSR, based on the Board’s review of his qualifications. Mr. Durston is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees: For the Registrant’s fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $110,000 and $162,500, respectively.

(b)       Audit-Related Fees: For the Registrant’s fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)       Tax Fees: For the Registrant’s fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,500 and $28,500. The tax fees for fiscal years 2023 and 2024 are related to dividend calculation, excise tax preparation and tax return preparation.

(d)       All Other Fees: For the Registrant’s fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)  No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)       The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Fund and the Fund’s investment adviser for the fiscal year ended December 31, 2023 and December 31, 2024 were $0 and $0, respectively.

(h)       Not applicable.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 6. Investments.

(a)       The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Opportunity Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Opportunity Fund, 680 S Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Registrant’s Portfolio Managers as of December 31, 2024 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since February 2018

President and Chief Executive Officer of Flat Rock Enhanced Income Fund (since 2022); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).

Shiloh Bates	Portfolio Manager	Since May 2018

Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

(a)(2)  Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2024:

Name		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	2	$848M	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Shiloh Bates	Registered Investment Companies	2	$848M	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

We have entered into an Investment Advisory Agreement with Flat Rock Global. Certain of the executive officers, directors/trustees and finance professionals of Flat Rock Global who perform services for us on behalf of Flat Rock Global may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of Flat Rock Global, including Flat Rock Core Income and Flat Rock Enhanced Income Fund. Further, Flat Rock Global and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Flat Rock Global, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Flat Rock Global has policies and procedures in place designed to manage the conflicts of interest between Flat Rock Global’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and Flat Rock Global’s other clients.

(a)(3)  Portfolio Manager compensation as of December 31, 2024:

Mr. Shiloh Bates is a Portfolio Manager of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

Mr. Grunewald is a Portfolio Manager of the Fund. Mr. Grunewald holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

(a)(4)  Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	Over $1,000,000
Shiloh Bates	$500,001 - $1,000,000

(1)      Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000

(2)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

(3)      The dollar range of equity beneficially owned is based on the closing price of $18.85 per share on December 31, 2024.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)		File the exhibits listed below as part of this Form.
	(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-99.CODE ETH.
	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.
	(3)	None.
	(4)	Not applicable.
	(5)	Not applicable.
(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Opportunity Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/7/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/7/2025
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	3/7/2025